Exhibit 21.1

JPMorgan Chase & Co.

List of subsidiaries

JPMorgan Chase had the following subsidiaries at December 31, 2007:

Name	Organized under the laws of	Percentage of voting securities owned by immediate parent

Banc One Building Management Corporation	Wisconsin	100
Banc One Capital Holdings LLC	Delaware	100
BOCP Holdings Corporation	Ohio	100
Banc One Capital Partners IV, Ltd.	Ohio	100
Banc One Stonehenge Capital Fund Wisconsin, LLC	Delaware	100
BOCF, LLC	Delaware	80 (a)
BOCNY, LLC	Delaware	100
JPM Mezzanine Capital, LLC	Delaware	100
Chase Investment Services Corp.	Delaware	100
Banc One Deferred Benefits Corporation	Ohio	98
Banc One Financial LLC	Delaware	100
JPMorgan Capital Corporation	Delaware	100
Bank One Investment Corporation	Delaware	100
OEP Holding Corporation	Delaware	100
Banc One Equity Capital Fund II, L.L.C.	Delaware	99.5
Banc One Equity Capital II, L.L.C.	Delaware	100
One Equity Partners II, L.P.	Cayman Islands	99.9
One Equity Partners LLC	Delaware	99.8
First Chicago Capital Corporation	Delaware	100
JPMorgan Capital (Canada) Corp.	Canada	100
One Mortgage Partners Corp.	Vermont	100
First Chicago Leasing Corporation	Delaware	100
First Chicago Lease Holdings, Inc.	Delaware	100
Palo Verde Leasing Corporation	Delaware	100
First Chicago Lease Investments, Inc.	Delaware	100
FM Holdings I, Inc.	Delaware	100
FM Holdings II, Inc.	Delaware	100
GHML Holdings I, Inc.	Delaware	100
GHML Holdings II, Inc.	Delaware	100
GTC Fund III Holdings, Inc.	Delaware	100
GTC Fund IV Holdings, Inc.	Delaware	100
GTC Fund V Holdings, Inc.	Delaware	100
JPMorgan Housing Corporation	Delaware	100
Cooper Project, L.L.C.	Delaware	100
J.P. Morgan Structured Fund Management SAS	France	100
JPMorgan Housing Upper Tier Limited Partnership 2	Ohio	100
JPMorgan Housing Upper Tier Limited Partnership 3	Delaware	100
NLTC Fund Holdings I, Inc.	Delaware	100
OX FCL Two, Inc.	Delaware	100
Protech Tax Credit Fund II, LLC	United States	100
SAHP 130 Holdings, Inc.	Delaware	100
Banc One Kentucky Insurance Company	Kentucky	100
Banc One Neighborhood Development Corporation	Ohio	100
BOI Leasing Corporation	Indiana	100
Bridge Acquisition Holdings, Inc.	Delaware	100
CCC Holding Inc.	Delaware	100
Chase Commercial Corporation	Delaware	100
Chase Capital Holding Corporation	Delaware	100
Chase Capital Corporation	Delaware	100
Chase Capital Credit Corporation	Delaware	100
Chase Lincoln First Commercial Corporation	Delaware	100
Chase Manhattan Realty Leasing Corporation	New York	100

Name	Organized under the laws of	Percentage of voting securities owned by immediate parent

Palo Verde 1-PNM August 50 Corporation	Delaware	100
Palo Verde 1-PNM December 75 Corporation	Delaware	100
PV2-APS 150 Corporation	Delaware	100
PV2-PNM December 35 Corporation	Delaware	100
Chatham Ventures, Inc.	New York	100
J.P. Morgan Partners (BHCA) , L.P.	California	80	(b)
CVCA, LLC	California	100
Chemical Equity Incorporated	New York	100
Chemical Investments, Inc.	Delaware	100
Clintstone Properties Inc.	New York	100
CMRCC, Inc.	New York	100
Hambrecht & Quist California	California	100
H&Q Holdings Inc.	Delaware	100
Hatherley Insurance Ltd.	Bermuda	100
Homesales, Inc.	Delaware	100
J.P. Morgan Capital Financing Limited	England	100
Aldermanbury Investments Limited	England	100
J.P. Morgan Chase International Financing Limited	England	100
Robert Fleming Holdings Limited	England	100
Robert Fleming Investment Trust Limited	England	100
J.P. Morgan Chase Community Development Corporation	Delaware	100
J.P. Morgan Chase National Corporate Services, Inc.	New York	100
J.P. Morgan Corporate Services Limited	England	100
Robert Fleming Holdings Inc.	Delaware	100
J.P. Morgan Equity Holdings, Inc.	Delaware	100
CMC Holding Delaware Inc.	Delaware	100
Chase Bank USA, National Association	United States	100
Chase BankCard Services, Inc.	Delaware	100
Unicorn Financial Services, Inc.	Delaware	100
J.P. Morgan Investor Services Co.	Delaware	100
JPMorgan Insurance Agency, Inc.	Delaware	100
Chase Re Limited	Bermuda	100
J.P. Morgan Trust Company of Delaware	Delaware	100
J.P. Morgan Trust Company, National Association	United States	100
JPM Capital Corporation	Delaware	100
JPMC Wind Assignor Corporation	Delaware	100
JPMC Wind Investment LLC	Delaware	50	(c)
J.P. Morgan Funding Corp.	England	99.99
J.P. Morgan Futures Inc.	Delaware	100
J.P. Morgan GT Corporation	Delaware	100
J.P. Morgan Insurance Holdings, L.L.C.	Arizona	100
Banc One Insurance Company	Vermont	100
Chase Insurance Agency, Inc.	Wisconsin	100
J.P. Morgan International Holdings LLC	Delaware	100
J.P. Morgan Trust Company (Bahamas) Limited	The Bahamas	100
J.P. Morgan Trust Company (Cayman) Limited	Cayman Islands	100
JPMAC Holdings Inc.	Delaware	100
J.P. Morgan Invest Holdings LLC	Delaware	100
J.P. Morgan Retirement Plan Services LLC	Delaware	100
J.P. Morgan Partners (23A Manager), Inc.	Delaware	100
J.P. Morgan Private Investments Inc.	Delaware	100
J.P. Morgan Services Asia Holdings, Inc.	Delaware	100
J.P. Morgan Services Asia Holdings Limited	Mauritius	100
J.P. Morgan Services India Private Limited	India	99.99
J.P. Morgan Services Inc.	Delaware	100
J.P. Morgan Ventures Corporation	Delaware	100
J.P. Morgan Ventures Energy Corporation	Delaware	100
PropPartners Master Fund L.P.	Cayman Islands	75	(d)
JPM International Consumer Holding Inc.	Delaware	100
Brysam Global Partners, L.P.	Cayman Islands	98.0392
Brysam BPO Ltd	Mauritius	100
Brysam Mexico II, LLC	Delaware	100
JPMorgan Asset Management Holdings Inc.	Delaware	100
Highbridge Capital Management, LLC	Delaware	55

Name	Organized under the laws of	Percentage of voting securities owned by immediate parent

Highbridge Capital Administrators, LLC	Delaware	100
Highbridge Capital Management (Hong Kong), Limited	Hong Kong	100
Highbridge Capital Management (UK), Ltd.	England	100
J.P. Morgan Alternative Asset Management, Inc.	Delaware	100
J.P. Morgan Investment Management Inc.	Delaware	100
JPMorgan Asset Management (Asia) Inc.	Delaware	100
JF Asset Management (Singapore) Limited	Singapore	100
JF Asset Management Limited	Hong Kong	100
JF Funds Limited	Hong Kong	100
JF Asset Management (Taiwan) Limited	Taiwan, Republic of China	100
JPMorgan Asset Management (Korea) Company Limited	South Korea	100
JFAM Securities Taiwan Limited	Taiwan, Republic of China	100
JPMorgan Asset Management (Japan) Limited	Japan	100
JPMorgan Asset Management (Canada) Inc.	Canada	100
JPMorgan Asset Management International Limited	England	100
JPMorgan Asset Management Holdings (UK) Limited	England	100
JPMorgan Asset Management (UK) Limited	England	100
JPMorgan Asset Management Holdings (Luxembourg ) S.à r.l.	Luxembourg	100
JPMorgan Asset Management (Europe) S.à r.l.	Luxembourg	100
JPMorgan Asset Management Societa di Gestione del Risparmio SpA	Italy	99.9
JPMorgan Asset Management Luxembourg S.A.	Luxembourg	99.99
JPMorgan Asset Management Advisory Company S.à r.l.	Luxembourg	99.99
JPMorgan Asset Management Marketing Limited	England	100
JPMorgan Equity Plan Managers Limited	England	100
JPMorgan Funds Limited	Scotland	100
Save & Prosper Insurance Limited	England	100
Save & Prosper Pensions Limited	England	100
JPMorgan Investments Limited	England	100
JPMorgan Life Limited	England	100
JPMorgan LDHES LLC	Delaware	100
Security Capital Research & Management Incorporated	Delaware	100
JPMorgan Chase Bank, Dearborn	Michigan	100
JPMorgan Chase Bank, National Association	United States	100
Banc One Acceptance Corporation	Ohio	100
Banc One Arizona Leasing Corporation	Arizona	100
Banc One Building Corporation	Illinois	100
Banc One Community Development Corporation	Delaware	100
Banc One Equipment Finance, Inc.	Indiana	100
Banc One Kentucky Leasing Corporation	Kentucky	100
Banc One Kentucky Vehicle Leasing Company	Kentucky	100
Banc One National Processing Corporation	Delaware	100
Banc One Real Estate Investment Corp.	Delaware	100
Bank One Education Finance Corporation	Ohio	100
Bank One Equity Investors—BIDCO, Inc.	Louisiana	100
BOILL IHC, Inc.	Nevada	100
Chase BankCard LLC	Delaware	100
BONA Capital I, LLC	Delaware	100
BONA Capital II, LLC	Delaware	100
BOTAC, Inc.	Nevada	100
Cedar Hill International Corp.	Delaware	100
Chase Auto Finance Corp.	Delaware	100
Chase Community Development Corporation	Delaware	100
Chase Equipment Leasing Inc.	Ohio	100
Chase Funding Corporation	Delaware	100
Chase Home Finance Inc.	Delaware	100
Chase Home Finance LLC	Delaware	100
Chase Merchant Ventures, Inc.	Delaware	100
Chase Mortgage Holdings, Inc.	Delaware	100
Chase New Markets Corporation	Delaware	100
Chase Preferred Capital Corporation	Delaware	100
CPCC Delaware Statutory Trust	Delaware	100
CPCC Texas Limited Partnership	Texas	99.5
CPCC Massachusetts Business Trust	Massachusetts	100
Chase Ventures Holdings, Inc.	New Jersey	100

Name	Organized under the laws of	Percentage of voting securities owned by immediate parent

The Home Loan Group, L.P.	California	50
Cheshire Holding Corp.	Delaware	100
Collegiate Funding Services, Inc.	Delaware	100
Collegiate Funding Services, L.L.C.	Virginia	100
CFS Servicing, LLC	Delaware	100
Chase Student Loan Servicing, LLC	Delaware	100
Chase Student Loans, Inc.	Delaware	100
Collegiate Funding of Delaware, L.L.C.	Delaware	100
Collegiate Funding Services Education Loan Trust 2003A	Delaware	100
Collegiate Funding Services Education Loan Trust 2003B	Delaware	100
Collegiate Funding Services Education Loan Trust 2004A	Delaware	100
Collegiate Funding Services Education Loan Trust 2005A	Delaware	100
Collegiate Funding Services Education Loan Trust 2005B	Delaware	100
Collegiate Funding Originations, LLC	Delaware	100
Collegiate Funding Services Resources I, LLC	Delaware	100
Collegiate Funding Services Resources III, LLC	Delaware	100
Cross Country Insurance Company	Vermont	100
CSL Leasing, Inc.	Delaware	100
DNT Asset Trust	Delaware	100
Ventures Business Trust	Maryland	100
FC Energy Finance I, Inc.	Delaware	100
FC Energy Finance II, Inc.	Delaware	100
FNBC Leasing Corporation	Delaware	100
ICIB Fund I Holdings, Inc.	Delaware	100
Protech Tax Credit Fund III, LLC	United States	100
Genesis Holding Corporation	Delaware	100
Georgetown/Chase Phase I LLC	Delaware	99
Georgetown/Chase Phase II, LLC	Delaware	99
Harvest Opportunity Holdings Corp.	New York	100
J.P. Morgan Chase Custody Services, Inc.	Delaware	100
J.P. Morgan Electronic Financial Services, Inc.	New York	100
J.P. Morgan FCS Corporation	Texas	100
J.P. Morgan International Inc.	United States	100
Bank One International Holdings Corporation	United States	100
Bank One Europe Limited	England	100
J.P. Morgan International Finance Limited	United States	100
Banco J.P. Morgan S.A.	Brazil	99.27
J.P. Morgan Corretora de Cambio e Valores Mobiliarios S.A.	Brazil	100
J.P. Morgan S.A. Distribuidora de Titulos e Valores Mobiliarios	Brazil	100
Bedford Holdings, Inc.	Delaware	100
BOL (C) II, Inc.	Delaware	100
BOL Canada II Sub, Inc.	Delaware	100
BOL Canada II Trust	Delaware	100
BO Leasing II ULC	Canada	100
BOL Canada I, Inc.	Delaware	100
BOL Canada I Sub, Inc.	Delaware	100
BO Leasing I ULC	Canada	100
BOL Canada III, Inc.	Delaware	100
BOL Canada III Sub, Inc.	Delaware	100
BO Leasing III ULC	Canada	100
Brysam Global Partners (AV-1), L.P.	Cayman Islands	98.0392
AEF, LLC	Delaware	100
Apoyo Economico Familiar, S.A. de C.V.	Mexico	100
CB “J.P. Morgan Bank International” (LLC)	Russia	99
Chase Manhattan Holdings Limitada	Brazil	99.99
Dearborn Merchant Services, Inc.	Canada	100
Inversiones Y Asesorias Chase Manhattan Limitada	Chile	99.942
J.P. Morgan (Suisse) SA	Switzerland	100
J.P. Morgan Bank (Ireland) plc	Ireland	100
PMorgan Hedge Fund Services (Ireland) Limited	Ireland	100
J.P. Morgan Bank Canada	Canada	100
J.P. Morgan Bank Luxembourg S.A.	Luxembourg	99.99
J.P. Morgan Beteiligungs-und Verwaltungsgesellschaft mbH	Germany	99.8
J.P. Morgan AG	Germany	100

Name	Organized under the laws of	Percentage of voting securities owned by immediate parent

J.P. Morgan Capital Holdings Limited	England	72	.73(e)
CaTO Finance II C.V.	Netherlands	98.7925
CaTO Finance V Limited Partnership	United Kingdom	99
J.P. Morgan Chase (UK) Holdings Limited	England	100
J.P. Morgan Chase International Holdings	England	100
J.P. Morgan EU Holdings Limited	England	100
J.P. Morgan Equities Limited	South Africa	100
J.P. Morgan Europe Limited	England	100
Crosby Sterling (Holdings) Limited	England	79	(f)
J.P. Morgan Markets LLP	England	36	.02(g)
J.P. Morgan Chase Finance Limited	England	65	(h)
JPMorgan Cazenove Holdings	England	50.01
J.P. Morgan Securities Ltd.	England	98.947
Robert Fleming (Overseas) Number 2 Limited	England	100
J.P. Morgan plc	England	100
J.P. Morgan Trustee and Depositary Company Limited	England	100
J.P. Morgan Holdings B.V.	Netherlands	100
J.P. Morgan Chase Bank Berhad	Malaysia	100
J.P. Morgan Chile Limitada	Chile	99.8
J.P. Morgan Funding South East Asia Private Limited	Singapore	100
J.P. Morgan (S.E.A.) Limited	Singapore	70	(i)
J.P. Morgan Grupo Financiero S.A. De C.V.	Mexico	99.66
Banco J.P. Morgan S.A., Institucion
de Banca Multiple, J.P. Morgan Grupo Financiero	Mexico	99.99
Banco J.P. Morgan Socio Liquidador	Mexico	100
J.P. Morgan Casa de Bolsa, S.A. de C.V., J.P. Morgan Grupo Financiero	Mexico	99.99
J.P. Morgan Servicios, S.A. de C.V., J.P. Morgan Grupo Financiero	Mexico	99
J.P. Morgan Holdings (Hong Kong) Limited	Hong Kong	99.8
Copthall Mauritius Investment Limited	Mauritius	100
J.P. Morgan Futures (Korea) Limited	South Korea	100
J.P. Morgan Securities (Far East) Limited	Hong Kong	100
J.P. Morgan Broking (Hong Kong) Limited	Hong Kong	100
J.P. Morgan International Derivatives Ltd.	Channel Islands	100
J.P. Morgan International Holdings Limited	Cayman Islands	100
J.P. Morgan India Securities Holdings Limited	Mauritius	100
J.P. Morgan India Private Limited	India	99.99
J.P. Morgan Indonesia Holdings (B.V.I.) Limited	British Virgin Islands	100
J.P. Morgan Securities Singapore Private Limited	Singapore	100
J.P. Morgan Securities Thailand Holdings Limited	British Virgin Islands	100
PGW Limited	Thailand	100
JPMorgan Securities (Thailand) Limited	Thailand	50	.1(j)
Jadeling Malaysia Holdings Limited	British Virgin Islands	100
J.P. Morgan Services (Malaysia) Sdn. Bhd.	Malaysia	100
JPMorgan Securities (Malaysia) Sdn. Bhd.	Malaysia	100
Parkmix Limited	England	100
J.P. Morgan Investimentos e Financas Ltda.	Brazil	99.79
J.P. Morgan Luxembourg International S.à r.l.	Luxembourg	100
J.P. Morgan Malaysia Ltd.	Malaysia	100
J.P. Morgan Overseas Capital Corporation	Delaware	100
J.P. Morgan Australia Group Pty Limited	Australia	100
J.P. Morgan Operations Australia Limited	Australia	100
J.P. Morgan Administrative Services Australia Limited	Australia	100
J.P. Morgan Australia Limited	Australia	100
J.P. Morgan Global Capital Australia Limited	Australia	100
J.P. Morgan Financial Services New Zealand Limited	Australia	100
J.P. Morgan Nominees Australia Limited	Australia	100
J.P. Morgan Portfolio Services Limited	Australia	100
JFOM Pty Limited	Australia	100
OMG Australia Pty Limited	Australia	100
J.P. Morgan Limited	New Zealand	100
J.P. Morgan Securities New Zealand Limited	New Zealand	100
J.P. Morgan Securities Australia Limited	Australia	100
JPMorgan Investments Australia Limited	Australia	100

Name	Organized under the laws of	Percentage of voting securities owned by immediate parent

J.P. Morgan Markets Australia Pty Limited	Australia	100
J.P. Morgan Espana S.A.	Spain	100
JPMorgan Gestion, Sociedad Gestora de Instituciones de Inversion Colectiva, S.A.	Spain	100
JPMorgan Sociedad de Valores, S.A.	Spain	80	.61(k)
J.P. Morgan International Bank Limited	England	100
J.P. Morgan Securities Canada Inc.	Canada	100
J.P. Morgan Whitefriars Inc.	Delaware	100
J.P. Morgan Whitefriars (UK)	England	99.99
JPMorgan Corporacion Financiera S.A.	Colombia	90	(l)
Morgan Guaranty Trust Company Limited	England	100
PT J.P. Morgan Securities Indonesia	Indonesia	42	.5(m)
J.P. Morgan Pakistan Broking (Private) Limited	Pakistan	100
J.P. Morgan Partners (CMB Reg K GP), Inc.”	Delaware	100
J.P. Morgan Securities (C.I.) Limited	Channel Islands	100
J.P. Morgan (Jersey) Limited	Channel Islands	100
J.P. Morgan Securities (Taiwan) Limited	Taiwan, Republic of China	72	.3(n)
J.P. Morgan Securities Asia Private Limited	Singapore	100
J.P. Morgan Securities Holdings (Hong Kong) Limited	Hong Kong	86	.38(o)
J.P. Morgan Securities (Asia Pacific) Limited	Hong Kong	100
J.P. Morgan Securities Holdings (Caymans) Limited	Cayman Islands	100
J.P. Morgan Securities India Private Limited	India	89	.99(p)
J.P. Morgan Securities Philippines, Inc.	Philippines	100
J.P. Morgan Securities South Africa (Proprietary) Limited	South Africa	100
JPMorgan Administration Services (Proprietary) Limited	South Africa	100
J.P. Morgan Structured Products B.V.	Netherlands	100
J.P. Morgan Trust Company (Jersey) Limited	Channel Islands	100
JPMorgan Holdings (Japan) LLC	Delaware	100
JPMorgan Securities Japan Co., Ltd.	Japan	85	.04(q)
JPMorgan Trust Bank Limited	Japan	72	.16(r)
Norchem Holdings e Negocios S.A.	Brazil	48	.97(s)
NorChem Participacoes e Consultoria S.A.	Brazil	50
Sibelius Corporation	Delaware	100
J.P. Morgan Mortgage Acquisition Corp.	Delaware	100
J.P. Morgan Property Exchange Inc.	Delaware	100
J.P. Morgan Treasury Technologies Corporation	Delaware	100
JPMorgan Chase Bank (China) Company Limited	China, Peoples Republic of	100
JPMorgan Chase Vastera Inc.	Delaware	100
JPMorgan Chase Vastera Professional Services Inc.	Delaware	100
JPMorgan Investment Advisors Inc.	Ohio	100
JPMorgan Xign Corporation	Delaware	100
Kscott Holding Corp.	Delaware	100
Manufacturers Hanover Leasing International Corp.	Delaware	100
South Cutler Corporation	Delaware	100
Systems & Services Technologies, Inc.	Delaware	100
JPMorgan Chase Home Mortgage of the Southeast LLC	Delaware	100
JPMorgan Distribution Services, Inc.	Delaware	100
JPMorgan Funds Management, Inc.	Delaware	100
JPMorgan Securities Holdings LLC	Delaware	100
J.P. Morgan Commercial Mortgage Investment Corp.	Delaware	100
J.P. Morgan Institutional Investments Inc.	Delaware	100
J.P. Morgan Securities Inc.	Delaware	100
Neovest, Inc.	Utah	100
JPMorgan Special Situations Asia Corporation	Delaware	100
J.P. Morgan Investment Holdings II (Mauritius) Limited	Mauritius	67
JPMorgan Mauritius Holdings VI Limited	Mauritius	100
JPMorgan Mauritius Holdings II Limited	Mauritius	100
JPMorgan Special Situations (Mauritius) Limited	Mauritius	100
Silver Summit (Delaware) Corporation	Delaware	100
Magenta Magic Limited	British Virgin Islands	100
JPMP Capital Corp.	New York	100
J.P. Morgan Partners, LLC	Delaware	100
JPMP Capital, LLC	Delaware	100
J.P. Morgan Capital, L.P.	Delaware	99.5

Name	Organized under the laws of	Percentage of voting securities owned by immediate parent

J.P. Morgan Investment Holdings, LLC	Delaware	100
JPMCC Luxembourg Corporation	Luxembourg	100
J.P. Morgan Capital Luxembourg S.à r.l.	Luxembourg	100
JPMCC Belgium S.P.R.L.	Belgium	100
JPMCC Belgium (SCA)	Belgium	100
J.P. Morgan Partnership Capital Corporation	Delaware	100
J.P. Morgan Partnership Investment Corporation	Delaware	100
J.P. Morgan Whitney Partnership Corporation	Delaware	100
Peabody Real Estate Partnership Corporation	Delaware	100
The Peabody Fund Consultants, Inc.	Delaware	100
JPMREP Holding Corporation	Delaware	100
JPMorgan Real Estate Partners, L.P.	Delaware	99.9
PIM Commons, LLC	Delaware	100
PIM Winchester, LLC	Delaware	100
LabMorgan Corporation	Delaware	100
LabMorgan Investment Corporation	Delaware	100
MorServ, Inc.	Delaware	100
NBD Community Development Corporation	Michigan	100
Offshore Equities, Inc.	New York	100
Park Assurance Company	Vermont	100
Special Situations Investing Inc.	Delaware	100

(a)	JPMorgan Capital Corporation owns 20%.
(b)	JPMP Master Fund Manager, L.P. owns 20%.
(c)	JPMC Wind Assignor Corporation owns 50%.
(d)	J.P. Morgan Ventures Investment Corporation owns 0.01%.
(e)	J.P. Morgan Overseas Capital Corporation owns 27.27%.
(f)	J.P. Morgan Chase International Holdings owns 21%.
(g)	J.P. Morgan Securities Ltd., J.P. Morgan Whitefriars (UK), and J.P. Morgan plc own 27.29%, 9.62% and 27.07%, respectively.
(h)	J.P. Morgan Securities Ltd. owns 35%.
(i)	J.P. Morgan International Finance Limited owns 30%.
(j)	J.P. Morgan International Finance Limited and J.P. Morgan International Holdings Limited own 30.28% and 19.61%, respectively.
(k)	J.P. Morgan Chase International Holdings owns 19.39%.
(l)	J.P. Morgan International Finance Limited owns 10%.
(m)	J.P. Morgan Indonesia Holdings (B.V.I.) Limited and J.P. Morgan Securities Asia Private Limited own 42.5% and 13.75%, respectively.
(n)	J.P. Morgan International Holdings Limited owns 27.7%.
(o)	JPMorgan Securities Japan Co., Ltd. and J.P. Morgan Securities (Far East) Limited own 10.77% and 2.85%, respectively.
(p)	J.P. Morgan Overseas Capital Corporation owns 10.01%.
(q)	J.P. Morgan Luxembourg International S.à r.l. owns 14.96%.
(r)	J.P. Morgan Chase International Holdings owns 27.84%.
(s)	Chase Manhattan Holdings Limitada owns 29.27%.